UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 18, 2009

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

       000-26347

410985135

___________________________________________________________________________________________

(State or other jurisdiction                                       (Commission

(IRS Employer

 of incorporation)                                               File Number)

 Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

(Address of principal executive offices)                      (Zip Code)

Registrant’s telephone number, including area code:  +86 (0)10 8518 9669

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1

Item 5.02 Departure of Directors or Certain Officers

On June 18, 2009, we received the voluntary resignation of Kan Tao as an independent director of our Board of Directors. Mr. Tao was not a member of any committee of our Board of Directors. Moreover, he did not resign over disagreements with us on any matter relating to our operations, policies or practices. The resignation letter of Mr Tao is attached as exhibit hereto.

At this time no other director has been elected to replace Mr. Tao.

Item 9.01. Financial Statements and Exhibits.

99.1 Resignation Letter of Kan Tao.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextMart Inc.

Date: June 23, 2009	By:	/s/ Carla Zhou
	Name:	Carla Zhou
	Title:	CEO